Exhibit 99.1

Southland Announces Third Quarter 2025 Results

GRAPEVINE, Texas, November 12, 2025 — Southland Holdings, Inc. (NYSE American: SLND and SLND WS) (“Southland”), a leading provider of specialized infrastructure construction services, today announced financial results for the quarter ended September 30, 2025.

●	Revenue of $213.3 million for the quarter ended September 30, 2025, compared to $173.3 million for the quarter ended September 30, 2024.

●	Gross profit of $3.3 million for the quarter ended September 30, 2025, compared to gross loss of $51.1 million for the quarter ended September 30, 2024.

●	Gross profit margin of 1.5% for the quarter ended September 30, 2025, compared to (29.5)% for the quarter ended September 30, 2024.

●	Income tax expense of $57.2 million for the quarter ended September 30, 2025, primarily driven by a non-cash charge related to the establishment of a valuation allowance on deferred tax assets, compared to income tax benefit of $17.1 million for the quarter ended September 30, 2024. (1)

●	Net loss attributable to stockholders of $75.3 million, or $(1.39) per share for the quarter ended September 30, 2025, compared to a net loss attributable to stockholders of $54.7 million, or $(1.14) per share for the quarter ended September 30, 2024.

●	EBITDA of $(3.5) million for the quarter ended September 30, 2025, compared to $(58.7) million for the quarter ended September 30, 2024. (2)

●	Backlog of $2.26 billion. (2)

(1)	This allowance is required under GAAP. This does not limit utilization of the respective tax assets in the future.

(2)	Please refer to “Non-GAAP Measures” and reconciliations for our non-GAAP financial measures, including, “EBITDA” and “Backlog”.

“Our core business continues to perform well, evidenced by the strength in our civil segment and the continued execution of our new core work,” said Frank Renda, Southland’s President & Chief Executive Officer. “While this quarter’s results reflect a one-time non-cash tax charge and unfavorable adjustments related to certain legacy projects and dispute resolutions, these items do not impact the momentum we are seeing across our core business. We remain focused on winding down legacy backlog and capitalizing on robust demand for critical infrastructure in our core markets.”

2025 Third Quarter Results

Condensed Consolidated Statements of Operations (unaudited)

	Three Months Ended
(Amounts in thousands)	September 30, 2025	September 30, 2024
Revenue	$213,343	$173,320
Cost of construction	210,068	224,425
Gross profit (loss)	3,275	(51,105)
Selling, general, and administrative expenses	14,587	17,492
Operating loss	(11,312)	(68,597)
Gain on investments, net	50	5
Other income, net	639	841
Interest expense	(9,166)	(7,520)
Losses before income taxes	(19,789)	(75,271)
Income tax expense (benefit)	57,194	(17,142)
Net loss	(76,983)	(58,129)
Net loss attributable to noncontrolling interests	(1,714)	(3,402)
Net loss attributable to Southland Stockholders	$(75,269)	$(54,727)

Net loss per share attributable to common stockholders
Basic(1)	$(1.39)	$(1.14)
Diluted(1)	$(1.39)	$(1.14)
Weighted average shares outstanding
Basic(1)	54,113,036	48,105,512
Diluted(1)	54,113,036	48,105,512

(1)	Basic net loss per share is the same as diluted net loss per share attributable to common stockholders for the three months ended September 30, 2025, and September 30, 2024, because the inclusion of potential shares of common stock would have been anti-dilutive for the period presented.

Revenue for the three months ended September 30, 2025, was $213.3 million, an increase of $40.0 million, or 23.1%, compared to the three months ended September 30, 2024. Materials & Paving business contributed $22.9 million to revenue in the three months ended September 30, 2025.

Gross profit for the three months ended September 30, 2025, was $3.3 million compared to gross loss of $51.1 million for the three months ended September 30, 2024. Gross margin was 1.5% for the three months ended September 30, 2025, compared to (29.5)% for the three months ended September 30, 2024. Materials & Paving business negatively impacted gross profit by $3.0 million in the three months ended September 30, 2025.

Selling, general, and administrative costs for the three months ended September 30, 2025, were $14.6 million, a decrease of $2.9 million, or 16.6%, compared to the three months ended September 30, 2024. Selling, general, and administrative costs as a percent of revenue were 6.8% for the three months ended September 30, 2025, compared to 10.1% for the three months ended September 30, 2024.

Condensed Consolidated Statements of Operations (unaudited)

	Nine Months Ended
(Amounts in thousands)	September 30, 2025	September 30, 2024
Revenue	$668,211	$712,929
Cost of construction	630,093	783,635
Gross profit (loss)	38,118	(70,706)
Selling, general, and administrative expenses	44,624	47,566
Operating loss	(6,506)	(118,272)
Gain (loss) on investments, net	126	(18)
Other income, net	1,564	2,430
Interest expense	(28,023)	(19,895)
Losses before income taxes	(32,839)	(135,755)
Income tax expense (benefit)	56,820	(32,796)
Net loss	(89,659)	(102,959)
Net income (loss) attributable to noncontrolling interests	468	(1,749)
Net loss attributable to Southland Stockholders	$(90,127)	$(101,210)

Net loss per share attributable to common stockholders
Basic(1)	$(1.67)	(2.11)
Diluted(1)	$(1.67)	(2.11)
Weighted average shares outstanding
Basic(1)	54,028,363	48,020,822
Diluted(1)	54,028,363	48,020,822

(1)	Basic net loss per share is the same as diluted net loss per share attributable to common stockholders for the nine months ended September 30, 2025, and September 30, 2024, because the inclusion of potential shares of common stock would have been anti-dilutive for the period presented.

Revenue for the nine months ended September 30, 2025, was $668.2 million, a decrease of $44.7 million, or 6.3%, compared to the nine months ended September 30, 2024. Materials & Paving business contributed $62.7 million to revenue in the nine months ended September 30, 2025.

Gross profit for the nine months ended September 30, 2025, was $38.1 million compared to gross loss of $70.7 million for the nine months ended September 30, 2024. Gross margin was 5.7% for the nine months ended September 30, 2025, compared to (9.9)% for the nine months ended September 30, 2024. Materials & Paving business negatively impacted gross profit by $15.9 million in the nine months ended September 30, 2025.

Selling, general, and administrative costs for the nine months ended September 30, 2025, were $44.6 million, a decrease of $2.9 million, or 6.2%, compared to the nine months ended September 30, 2024. Selling, general, and administrative costs as a percent of revenue were 6.7% for the nine months ended September 30, 2025 and September 30, 2024.

Segment Revenue

	Three Months Ended
(Amounts in thousands)	September 30, 2025		September 30, 2024
		% of Total		% of Total
Segment	Revenue	Revenue	Revenue	Revenue
Civil	$99,481	46.6%	$55,849	32.2%
Transportation	113,862	53.4%	117,471	67.8%
Total revenue	$213,343	100.0%	$173,320	100.0%

	Nine Months Ended
(Amounts in thousands)	September 30, 2025		September 30, 2024
		% of Total		% of Total
Segment	Revenue	Revenue	Revenue	Revenue
Civil	$283,927	42.5%	$219,490	30.8%
Transportation	384,284	57.5%	493,439	69.2%
Total revenue	$668,211	100.0%	$712,929	100.0%

Segment Gross Profit (Loss)

	Three Months Ended
(Amounts in thousands)	September 30, 2025		September 30, 2024
		% of Segment		% of Segment
Segment	Gross Profit	Revenue	Gross Loss	Revenue
Civil	$10,427	10.5%	$(18,336)	(32.8)%
Transportation	(7,152)	(6.3)%	(32,769)	(27.9)%
Gross profit (loss)	$3,275	1.5%	$(51,105)	(29.5)%

	Nine Months Ended
(Amounts in thousands)	September 30, 2025		September 30, 2024
		% of Segment		% of Segment
Segment	Gross Profit	Revenue	Gross Profit	Revenue
Civil	$47,663	16.8%	$8,694	4.0%
Transportation	(9,545)	(2.5)%	(79,400)	(16.1)%
Gross profit (loss)	$38,118	5.7%	$(70,706)	(9.9)%

EBITDA Reconciliation

	Three Months Ended		Nine Months Ended
(Amounts in thousands)	September 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
Net loss attributable to Southland Stockholders	$(75,269)	$(54,727)	$(90,127)	$(101,210)
Depreciation and amortization	5,629	5,776	17,530	16,925
Income tax expense (benefit)	57,194	(17,142)	56,820	(32,796)
Interest expense	9,166	7,520	28,023	19,895
Interest income	(221)	(167)	(1,473)	(527)
EBITDA	(3,501)	(58,740)	10,773	(97,713)

Backlog

(Amounts in thousands)
Balance December 31, 2024	$2,572,912
New contracts, change orders, and adjustments	354,351
Less: contract revenue recognized in 2025	(668,211)
Balance September 30, 2025	$2,259,052

Condensed Consolidated Balance Sheets (unaudited)

	As of
(Amounts in thousands, except share and per share data)	September 30, 2025	December 31, 2024
ASSETS
Current assets
Cash and cash equivalents	$40,482	$72,185
Restricted cash	16,862	15,376
Accounts receivable, net	195,072	179,320
Retainage receivables	120,535	112,264
Contract assets	468,551	483,181
Other current assets	28,177	19,326
Total current assets	869,679	881,652

Property and equipment, net	112,188	116,328
Right-of-use assets	9,900	14,897
Investments - unconsolidated entities	134,608	126,705
Investments - limited liability companies	2,590	2,590
Investments - private equity	2,554	2,699
Deferred tax asset	143	54,531
Goodwill	1,528	1,528
Intangible assets, net	1,180	1,180
Other noncurrent assets	1,698	1,539
Total noncurrent assets	266,389	321,997
Total assets	$1,136,068	$1,203,649

LIABILITIES AND EQUITY
Current liabilities
Accounts payable	$233,895	$191,670
Retainage payable	35,413	33,622
Accrued liabilities	76,812	91,515
Current portion of long-term debt	51,356	44,525
Short-term operating lease liabilities	6,272	10,104
Contract liabilities	268,210	249,706
Total current liabilities	671,958	621,142

Long-term debt	216,443	255,625
Long-term operating lease liabilities	16,838	10,791
Deferred tax liabilities	3,071	292
Financing obligations, net	41,462	41,468
Long-term accrued liabilities	58,075	58,075
Other noncurrent liabilities	40,781	40,847
Total long-term liabilities	376,670	407,098
Total liabilities	1,048,628	1,028,240

Commitment and contingencies (Note 6)

Stockholders’ equity
Preferred stock, $0.0001 par value, authorized 50,000,000 shares, none issued and outstanding as of September 30, 2025 and December 31, 2024	-	-
Common stock, $0.0001 par value, authorized 500,000,000 shares, 54,113,036 and 53,936,411 issued and outstanding as of September 30, 2025 and December 31, 2024, respectively	5	5
Additional paid-in-capital	292,872	292,173
Accumulated deficit	(214,745)	(124,618)
Accumulated other comprehensive loss	(3,155)	(3,902)
Total stockholders’ equity	74,977	163,658
Noncontrolling interest	12,463	11,751
Total equity	87,440	175,409
Total liabilities and equity	$1,136,068	$1,203,649

Condensed Consolidated Statement of Cash Flows (unaudited)

	Nine Months Ended
(Amounts in thousands)	September 30, 2025	September 30, 2024
Cash flows from operating activities:
Net loss	$(89,659)	$(102,959)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation and amortization	17,530	16,925
Amortization of deferred financing costs	1,387	-
Loss on extinguishment of debt	-	246
Deferred taxes	57,218	(28,379)
Share based compensation	820	1,674
Gain on sale of assets	(2,743)	(3,279)
Foreign currency remeasurement gain	(53)	(53)
Loss (earnings) from equity method investments	(8,131)	2,453
TZC investment present value accretion	-	(3,367)
Loss (gain) on trading securities, net	(126)	18
Changes in assets and liabilities:
Accounts and retainage receivables	(23,055)	2,196
Contract assets	14,861	97,801
Other current assets	(8,851)	859
Right-of-use assets	4,997	(1,096)
Accounts payable, retainage payable and accrued liabilities	28,174	(22,659)
Contract liabilities	18,498	50,115
Operating lease liabilities	(4,976)	1,227
Other	1,002	520
Net cash provided by operating activities	6,893	12,242

Cash flows from investing activities:
Purchase of property and equipment	(3,446)	(6,210)
Proceeds from sale of property and equipment	6,264	4,453
Contributions to other investments	-	(59)
Distributions from other investments	271	181
Distributions from investees	184	4,183
Capital contribution to unconsolidated investments	(184)	(250)
Net cash provided by investing activities	3,089	2,298

Cash flows from financing activities:
Borrowings on revolving credit facility	-	5,000
Payments on revolving credit facility	-	(95,000)
Borrowings on notes payable	-	167,784
Payments on notes payable	(39,010)	(80,613)
Proceeds from financing obligations	-	42,500
Payments of deferred financing costs	(297)	(5,468)
Pre-payment premium	-	(246)
Payments to related parties	(3)	-
Payments on finance lease and financing obligations	(832)	(5,314)
Payment of taxes related to net share settlement of RSUs	(121)	(206)
Net cash provided by (used in) financing activities	(40,263)	28,437

Effect of exchange rate on cash	64	(49)

Net increase (decrease) in cash and cash equivalents and restricted cash	(30,217)	42,928
Beginning of period	87,561	63,820
End of period	$57,344	$106,748

Supplemental cash flow information
Cash paid for income taxes	$734	$1,079
Cash paid for interest	$26,781	$18,886
Non-cash investing and financing activities:
Lease assets obtained in exchange for new leases	$9,311	$9,881
Assets obtained in exchange for notes payable	$5,585	$23,286
Related party payable exchanged for note payable	$-	$3,797

Conference Call

Southland will host a conference call at 10:00 a.m. Eastern Time on Thursday, November 13, 2025. The call may be accessed here, or at www.southlandholdings.com. Following the conference call, a replay will be available on Southland’s website.

About Southland

Southland is a leading provider of specialized infrastructure construction services. With roots dating back to 1900, Southland and its subsidiaries form one of the largest infrastructure construction companies in North America, with experience throughout the world. The company serves the bridges, tunnelling, communications, transportation, facilities, marine, steel structures, water and wastewater treatment, and water pipeline end markets. Southland is headquartered in Grapevine, Texas.

For more information, please visit Southland’s website at southlandholdings.com.

Non-GAAP Financial Measures

This press release includes certain unaudited financial measures not presented in accordance with generally accepted accounting principles (“GAAP”), including but not limited to earnings before interest, taxes, depreciation, and amortization (“EBITDA”), backlog, and certain ratios and other metrics derived therefrom. Note that other companies may calculate these non-GAAP financial measures differently, and therefore such financial measures may not be directly comparable to similarly titled measures of other companies. Further, these non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. Southland believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Southland’s financial condition and results of operations. Southland also believes that these non-GAAP financial measures provide an additional tool for investors to use in evaluating ongoing operating results and trends. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which items of expense and income are excluded or included in determining these non-GAAP financial measures.

Please see the accompanying table for reconciliations of the following non-GAAP financial measures for Southland’s current and historical results: EBITDA (non-GAAP financial measures) to net income (loss) attributable to common stock.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on Southland’s current beliefs, expectations and assumptions regarding the future of Southland’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of Southland’s control. Southland’s actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements.

Any forward-looking statement made by Southland in this press release is based only on information currently available to Southland and speaks only as of the date on which it is made. Southland undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Southland Contacts:

Keith Bassano

Chief Financial Officer

kbassano@southlandholdings.com

Alex Murray

Corporate Development & Investor Relations

amurray@southlandholdings.com